DOMAIN PURCHASE AGREEMENT
                                     Between
                    Internet Properties Development, LLC and
                      Internet Properties Development Corp.



This letter is an agreement between Internet Properties Development, Inc. (the "Buyer"), a wholly owned subsidiary of KwikWeb.com, Inc. a Nevada Corporation, and Internet Properties Development, LLC, a California Limited Liability Company, (the "Seller"), regarding the transfer and sale of the Internet domain names and their corresponding Internet and Intellectual assets described in Exhibit "A".

The agreed terms and points of the sale are as follows:

         In consideration of the transfer of the domain, the Buyer will;

         (1) pay the Seller $50,000 Fifty thousand & none
         (2) In the event of the Sale of any of the Assets purchased in this transaction (Exhibit "A"), issue the Seller a BONUS PAYMENT(S) equal to 25% (twenty-five percent) of the Sale proceeds.
         (3) In the event of a re-capitalization of any of the Assets purchased in this transaction (Exhibit "A"), issue the Seller a BONUS PAYMENT(S) equal to 25% (twenty-five percent) of the property's re-capitalization valuation.



Buyer:


/s/ H. Page Howe
------------------------------
Internet Properties Development, Inc.
H.PAGE HOWE



Seller:


/s/ Matthew Hayes
------------------------------
Internet Properties Development, LLC
MATTHEW HAYES